UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 15, 2003

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2003-C Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-87970-03	45-6127522
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Item 5. Other Events.

On December 15, 2003, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of November 13, 2003 (the "Agreement"), among Nissan Auto Receivables 2003-C Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2003-C Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Servicer's Certificate for the month of November 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2003-C OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	____/s/___Jennifer A. Kuritz____________________
	Name: Title:	Jennifer A. Kuritz Assistant Treasurer

December 19, 2003

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Servicer's Certificate for the month of November 2003	5

Exhibit 20.1

Nissan Auto Receivables 2003-C

Servicer's Certificate

For the month of November 2003

NAR 2003-C
Collection Period	Nov-03			30/360 Days	32
Distribution Date	15-Dec-03			Actual/360 Days	32

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,960,365,118.56	1,960,365,118.56	1,913,042,359.01	0.975860
Total Securities		1,960,365,118.56	1,960,365,118.56	1,913,042,359.01	0.975860
Class A-1 Notes	1.14750%	480,000,000.00	480,000,000.00	432,677,240.45	0.901411
Class A-2 Notes	1.62000%	452,000,000.00	452,000,000.00	452,000,000.00	1.000000
Class A-3 Notes	2.23000%	380,000,000.00	380,000,000.00	380,000,000.00	1.000000
Class A-4 Notes	2.70000%	280,000,000.00	280,000,000.00	280,000,000.00	1.000000
Class A-5 Notes	3.21000%	265,440,000.00	265,440,000.00	265,440,000.00	1.000000
Certificates	0.00000%	102,925,118.56	102,925,118.56	102,925,118.56	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	47,322,759.55	489,600.00	98.5890824	1.0200000
Class A-2 Notes	0.00	650,880.00	-	1.4400000
Class A-3 Notes	0.00	753,244.44	-	1.9822222
Class A-4 Notes	0.00	672,000.00	-	2.4000000
Class A-5 Notes	0.00	757,388.80	-	2.8533333
Certificates	0.00	0.00	-	-
Total Securities	47,322,759.55	3,323,113.24

I. COLLECTIONS

Interest:
Interest Collections				4,863,860.46
Repurchased Loan Proceeds Related to Interest				1,046.91
Total Interest Collections				4,864,907.37

Principal:
Principal Collections				46,971,942.68
Repurchased Loan Proceeds Related to Principal				350,816.87
Total Principal Collections				47,322,759.55

Recoveries of Defaulted Receivables				0.00
Investment Earnings on Yield Supplement Account				23,421.05
Release from the Yield Supplement Account				2,118,849.07
Servicer Advances				593,921.47

Total Collections				54,923,858.51

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			113,473	1,960,365,118.56
Total Principal Collections				47,322,759.55
Principal Amount of Gross Losses				0.00
			112,603	1,913,042,359.01

III. DISTRIBUTIONS

Total Collections				54,923,858.51
Reserve Account Draw				0.00
Total Available for Distribution				54,923,858.51

1. Reimbursement of Advance				0.00

2. Servicing Fee:
Servicing Fee Due				1,633,637.60
Servicing Fee Paid				1,633,637.60
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				489,600.00

Class A-1 Notes Monthly Interest Paid				489,600.00
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				650,880.00

Class A-2 Notes Monthly Interest Paid				650,880.00
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				753,244.44

Class A-3 Notes Monthly Interest Paid				753,244.44
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				672,000.00

Class A-4 Notes Monthly Interest Paid				672,000.00
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Class A-5 Notes Monthly Interest
Class A-5 Notes Interest Carryover Shortfall				0.00
Class A-5 Notes Interest on Interest Carryover Shortfall				0.00
Class A-5 Notes Monthly Interest Distributable Amount				757,388.80

Class A-5 Notes Monthly Interest Paid				757,388.80
Change in Class A-5 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				3,323,113.24
Total Note Monthly Interest Paid				3,323,113.24
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				49,967,107.67

4. Total Monthly Principal Paid on the Notes				47,322,759.55

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				47,322,759.55
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				2,644,348.12
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				2,644,348.12

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				56,304,525.68
Release to Collection Account				2,118,849.07
Ending Yield Supplement Account Balance				54,185,676.61

V. RESERVE ACCOUNT

Initial Reserve Account Amount				9,801,825.59
Required Reserve Account Amount				9,801,825.59
Beginning Reserve Account Balance				9,801,825.59
Ending Reserve Account Balance				9,801,825.59

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.00%	Pass
Average Three Period Charge Off Rate			2.75%	0.00%	Pass

Required Reserve Account Amount for Next Period				9,801,825.59

VI. POOL STATISTICS

Weighted Average Coupon				3.33%
Weighted Average Remaining Maturity				50.17

Principal Recoveries of Defaulted Receivables				0.00
Principal on Defaulted Receivables				0.00
Pool Balance at Beginning of Collection Period				1,960,365,118.56
Net Loss Ratio				0.00%

Net Loss Ratio for Second Preceding Collection Period				0.00%
Net Loss Ratio for Preceding Collection Period				0.00%
Net Loss Ratio for Current Collection Period				0.00%
Average Net Loss Ratio				0.00%

Cumulative Net Losses for all Periods				0.00

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			9,805,784.56	520
61-90 Days Delinquent			-	-
91-120 Days Delinquent			-	-
Total Delinquent Receivables:			9,805,784.56	520
60+ Days Delinquencies as Percentage of Receivables			0.00%	0.00%

Delinquency Ratio for Second Preceding Collection Period				0.00%
Delinquency Ratio for Preceding Collection Period				0.00%
Delinquency Ratio for Current Collection Period				0.00%
Average Delinquency Ratio				0.00%